UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 25, 2003
                                                         -----------------


                    HEALTH ANTI-AGING LIFESTYLE OPTIONS, INC.
             (Exact name of registrant as specified in its charter)


            Utah                        33-9782LA                87-0444506
 ------------------------      ------------------------     -------------------
 (State of incorporation)      (Commission file number)     (I.R.S. Employer
                                                             Identification No.)


                              2267 West 10th Avenue
                           Vancouver, British Columbia
                                Canada   V6K 2J1
           ---------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code:  (604) 687-6991




                                 Not Applicable
           ---------------------------------------------------------
             (Former name or address, if changed since last report)


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ITEM  5.  OTHER  EVENTS  AND  REGULATION  FD  DISCLOSURE

Health Anti-Aging Lifestyle Options, Inc. announced completion of a private placement. A copy of the press release is filed herewith as Exhibit 99.1

ITEM  7.  EXHIBITS

          99.1  News  Release  dated  Novcmber  27,  2003

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the duly authorized undersigned.

                                   Health Anti-Aging Lifestyle Options, Inc.

November  27 , 2003                /s/ Linda Mitropoulos
------------------------     --------------------------------------------
(Date)                             Linda Mitropoulos
                                   Secretary and Director


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